UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  November 28, 2006

CHINA CLEAN ENERGY INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50494	87-0700927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Fujian Zhongde Technology Co., Ltd. Fulong Industry Zone Longtian Town Fuqing City Fujian, China	350315
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  0086-591-85773387

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03

Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

On November 28, 2006, the Board of Directors of the Registrant made the determination to change its fiscal year.  The date of the new fiscal year end is December 31.

The Registrant intends to file a transition report on Form 10-KSB for the transition period from July 1, 2006 through December 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 30, 2006	CHINA CLEAN ENERGY INC.

	By:	/s/ Tai-ming Ou
Tai-ming Ou
Chairman of the Board of Directors and Chief Executive Officer